Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans originated by various parties who are sellers to Toorak Capital Partners or its affiliates (the “Client”) through flow or mini-bulk transactions. The Review was conducted from October 2019 through October 2020 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Scope (14 loans) referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The final population of the Review covered 14 mortgage loans totaling an aggregate original principal balance of approximately $2.719 million. The mortgage loans were originated from April 2019 to October 2020.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Guarantor 1 Last Name	Property Type
Amortization Type	LTV Valuation Value	Purpose
Borrower First Name	Maturity Date	Refi Purpose
Borrower Full Name	Note Date	Representative FICO
Borrower Last Name	Original CLTV	State
City	Original Interest Rate	Street
Contract Sales Price	Original Loan Amount	Total Cash-out
Debt Service Coverage Ratio	Original LTV	Zip
First Payment Date	Original P&I
Guarantor 1 First Name	Prepayment Penalty Period (months)

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l)

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articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

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Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the fourteen (14) loans reviewed, all received an Overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	8	57.14%
B	6	42.86%
C	0	0.00%
D	0	0.00%
Total	14	100.00%

CREDIT RESULTS SUMMARY

All fourteen (14) loans reviewed received an “A” or “B” Credit grade, and eight (8) or 57.14% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	8	57.14%
B	6	42.86%
C	0	0.00%
D	0	0.00%
Total	14	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All fourteen (14) loans reviewed received an “A” Property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	14	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	14	100.00%

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 14 mortgage loans reviewed, 14 unique mortgage loans had 63 different tape discrepancies across 20 data fields (some mortgage loans had more than one data delta). The largest variances were found on Debt Service Coverage Ratio, Borrower First Name, Borrower Full Name and Borrower Last Name.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	4	11	36.36%	14
Amortization Type	0	2	0.00%	14
Borrower First Name	5	5	100.00%	14
Borrower Full Name	5	7	71.43%	14
Borrower Last Name	5	5	100.00%	14
City	3	13	23.08%	14
Contract Sales Price	4	9	44.44%	14
Debt Service Coverage Ratio	8	9	88.89%	14
First Payment Date	1	12	8.33%	14
Guarantor 1 First Name	2	4	50.00%	14
Guarantor 1 Last Name	1	4	25.00%	14
LTV Valuation Value	3	7	42.86%	14
Maturity Date	0	10	0.00%	14
Note Date	2	14	14.29%	14
Original CLTV	3	9	33.33%	14
Original Interest Rate	1	8	12.50%	14
Original Loan Amount	1	14	7.14%	14
Original LTV	0	1	0.00%	14
Original P&I	1	7	14.29%	14
Prepayment Penalty Period (months)	0	5	0.00%	14
Property Type	4	13	30.77%	14
Purpose	0	11	0.00%	14
Refi Purpose	0	2	0.00%	14
Representative FICO	0	2	0.00%	14
State	3	13	23.08%	14
Street	4	14	28.57%	14
Total Cash-out	0	1	0.00%	14
Zip	3	13	23.08%	14
Total	63	225	28.00%	14

EXCEPTION DETAIL (“B”, “C” and “D” grades only)

The lists below details the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

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Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	5
		Insurance	2
		Borrower and Mortgage Eligibility	2
		Fix and Flip	1
		Total Credit Grade (B) Exceptions:	10
Grand Total:			10

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	14	100.00%	$2,719,225.00	100.00%
Total	14	100.00%	$2,719,225.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	14	100.00%	$2,719,225.00	100.00%
Total	14	100.00%	$2,719,225.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	8	57.14%	$1,267,665.00	46.62%
Other-than-first-time Home Purchase	4	28.57%	$888,310.00	32.67%
Rate/Term Refinance - Borrower Initiated	2	14.29%	$563,250.00	20.71%
Total	14	100.00%	$2,719,225.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	14	100.00%	$2,719,225.00	100.00%
Total	14	100.00%	$2,719,225.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	4	28.57%	$412,765.00	15.18%
Condo, Low Rise	1	7.14%	$108,550.00	3.99%
PUD	1	7.14%	$156,310.00	5.75%
1 Family Attached	1	7.14%	$423,750.00	15.58%
3 Family	2	14.29%	$528,000.00	19.42%
4 Family	1	7.14%	$89,600.00	3.30%
Unavailable	4	28.57%	$1,000,250.00	36.78%
Total	14	100.00%	$2,719,225.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	14	100.00%	$2,719,225.00	100.00%
Total	14	100.00%	$2,719,225.00	100.00%

Review Type	Loan Count	% of Loans	Original Balance	% of Balance
Leases	14	100.00%	$2,719,225.00	100.00%
Total	14	100.00%	$2,719,225.00	100.00%

*Numbers may not add to 100% due to rounding.

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